SCHEDULE 14A INFORMATION
            PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                    SECURITIES EXCHANGE ACT OF 1934


Filed by the Registrant    /X/
Filed by a party other than the Registrant   / /

Check the appropriate box:
/ /  Preliminary proxy statement
/ / Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2))
/X/  Definitive proxy statement
/ /  Definitive additional materials
/ /  Soliciting material pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12


           TEMPLETON EMERGING MARKETS APPRECIATION FUND, INC.
            ------------------------------------------------
            (Name of Registrant as Specified in Its Charter)

           TEMPLETON EMERGING MARKETS APPRECIATION FUND, INC.
  ------------------------------------------------------------------------
  (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of filing fee (Check the appropriate box):

/X/  No fee required.


/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


(1)  Title of each class of securities to which transactions applies:

----------------------------------------------------------------------------

(2)  Aggregate number of securities to which transactions applies:

----------------------------------------------------------------------------

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

----------------------------------------------------------------------------

(4)  Proposed maximum aggregate value of transaction:

----------------------------------------------------------------------------

(5)  Total fee paid:

----------------------------------------------------------------------------

/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)  Amount previously paid:

----------------------------------------------------------------------------

(2)  Form, Schedule or Registration Statement No.:

----------------------------------------------------------------------------

(3)  Filing party:

----------------------------------------------------------------------------

(4)  Date filed:

----------------------------------------------------------------------------

[GRAPHIC OMITTED]



              TEMPLETON EMERGING MARKETS APPRECIATION FUND, INC.


                       IMPORTANT SHAREHOLDER INFORMATION


This document announces the date, time and location of the annual shareholders meeting, identifies the proposals to be voted on at the meeting, and contains your proxy statement and proxy card. A proxy card is, in essence, a ballot. When you vote your proxy, it tells us how you wish to vote on important issues relating to your fund. If you complete and sign the proxy, we'll vote it exactly as you tell us. If you simply sign the proxy, we'll vote it in accordance with the Directors' recommendations on page 1.


We urge you to review the proxy statement carefully. Then, fill out your proxy card and return it to us. When shareholders don't return their proxies in sufficient numbers, we have to incur the expense of follow-up solicitations, which can cost your fund money. We want to know how you would like to vote and welcome your comments. Please take a few minutes with these materials and return your proxy to us. If you have any questions, call the Fund Information Department at 1-800/DIAL BEN.

[GRAPHIC OMITTED]



              TEMPLETON EMERGING MARKETS APPRECIATION FUND, INC.


                 NOTICE OF 1997 ANNUAL MEETING OF SHAREHOLDERS



The Annual Meeting ("Meeting") of shareholders of Templeton Emerging Markets Appreciation Fund, Inc. (the "Fund") will be held at 500 E. Broward Boulevard, 12th Floor, Ft. Lauderdale, Florida 33394-3091 on Tuesday, September 23, 1997 at 10:00 A.M. (EDT).

During the Meeting, shareholders of the Fund will vote on three proposals:

1. The election of Directors of the Fund to hold office for the terms specified;

2. The ratification or rejection of the selection of McGladrey & Pullen, LLP as independent auditors of the Fund for the fiscal year ending March 31, 1998; and

3. The transaction of any other business as may properly come before the Meeting.


                                        By order of the Board of Directors,



                                        Barbara J. Green
                                        Secretary

August 4, 1997



  Many shareholders hold shares in more than one Templeton Fund and will receive proxy material for each fund owned. Please sign and promptly return each proxy card in the self-addressed envelope regardless of the number of shares you own.

              TEMPLETON EMERGING MARKETS APPRECIATION FUND, INC.


                                PROXY STATEMENT

 - INFORMATION ABOUT VOTING:

   Who is eligible to vote?


   Shareholders of record at the close of business on June 27, 1997 are entitled to be present and to vote at the Meeting or any adjourned Meeting. Each share of record is entitled to one vote on all matters presented at the Meeting. The Notice of Meeting, the proxy, and the proxy statement were mailed to shareholders of record on or about August 4, 1997.

   On what issues am I being asked to vote?

   You are being asked to vote on three proposals:

   1. The election of five nominees to the position of Director;


   2. The ratification or rejection of the selection of McGladrey & Pullen, LLP as independent auditors of the Fund for the fiscal year ending March 31, 1998; and

   3. The transaction of any other business that may properly come before the Meeting.

   How do the Fund's Directors recommend that I vote?

   The Directors unanimously recommend that you vote:

   1. FOR the election of nominees;


   2. FOR the ratification of the selection of McGladrey & Pullen, LLP as independent auditors for the Fund; and


   3. FOR the proxyholders to vote, in their discretion, on any other business that may properly come before the Meeting.

   How do I ensure that my vote is accurately recorded?


   You may attend the Meeting and vote in person or you may complete and return the attached proxy. Proxies that are properly signed, dated and received by the close of business on Monday, September 22, 1997 will be voted as specified. If you specify a vote for any of the proposals 1 through 3, your proxy will be voted as you indicated. If you simply sign and date the proxy, but don't specify a vote for any of the proposals 1 through 3, your shares will be voted in favor of the nominees for Director (Proposal 1), in favor of ratifying the selection of McGladrey & Pullen, LLP as independent auditors (Proposal 2), and/or in accordance with the discretion of the persons named in the proxy as to any other matters (Proposal 3).

   Can I revoke my proxy?


   You may revoke your proxy at any time before it is voted by (1) delivering a written revocation to the Secretary of the Fund, (2) forwarding to the Fund a later-dated proxy that is received by the Fund at or prior to the Meeting, or (3) attending the Meeting and voting in person.


 - THE PROPOSALS:

   1. ELECTION OF DIRECTORS:

   How are nominees selected?


   The Board of Directors of the Fund (the "Board") has a standing Nominating and Compensation Committee (the "Committee") consisting of Andrew H. Hines, Jr. and Gordon S. Macklin. The Committee is responsible for the selection, nomination for appointment and election of candidates to serve as Directors of the Fund. The Committee will review shareholders' nominations to fill vacancies on the Board, if these nominations are in writing and addressed to the Committee at the Fund's offices. However, the Committee expects to be able to identify from its own resources an ample number of qualified candidates.

   Who are the nominees and Directors?


   The Board is divided into three classes and each year the term of office of one class expires. Martin L. Flanagan, Andrew H. Hines, Jr., Charles B. Johnson, and Edith E. Holiday have been nominated for three-year terms, set to expire at the 2000 Annual Meeting of shareholders. Frank J. Crothers has been nominated for a one-year term, set to expire at the 1998 Annual Meeting of Shareholders. These terms continue, however, until successors are duly elected and qualified. In addition, all of the nominees, except Frank J. Crothers, are currently members of the Board and all of the current Directors and nominees are also directors or trustees of other investment companies in the Franklin Group of Funds(R) and the Templeton Group of Funds (the "Franklin Templeton Group of Funds").


   Certain nominees and Directors of the Fund hold director and/or officer positions with Franklin Resources, Inc. ("Resources") and its affiliates. Resources is a publicly owned holding company, the principal shareholders of which are Charles B. Johnson and Rupert H. Johnson, Jr., who own approximately 19% and 15%, respectively, of its outstanding shares. Resources is primarily engaged, through various subsidiaries, in providing investment management, share distribution, transfer agent and administrative services to a family of investment companies. Resources is a New York Stock Exchange, Inc. ("NYSE") listed holding company (NYSE: BEN). The Fund's investment manager and fund administrator are indirect wholly-owned subsidiaries of Resources. There are no family relationships among any of the Directors or nominees for Director, other than Charles B. Johnson and Rupert H. Johnson, Jr., who are brothers.


   Each nominee is currently available and has consented to serve if elected. If any of the nominees should become unavailable, the persons named in the proxy will vote in their discretion for another person or other persons who may be nominated as Directors.

   Listed below, for each nominee and Director, is a brief description of recent professional experience, as well as each such person's ownership of shares of the Fund and shares of all funds in the Franklin Templeton Group of Funds:





                                                                                                     Shares
                                                                                                  Beneficially
                                                                                                  Owned in the
                                                                                                    Franklin
                                                                              Shares Owned         Templeton
                                                                             Beneficially and     Group of Funds
                                           Principal Occupation                % of Total         (including the
      Name and Offices                       During Past Five                Outstanding on       Fund) as of
        with the Fund                         Years and Age                   May 31, 1997        April 18, 1997
--------------------------------   ---------------------------------------   ------------------   ---------------
   Nominees to serve until 2000 Annual Meeting of Shareholders:

   MARTIN L. FLANAGAN*             Senior vice president, treasurer and             0                2,803
   Director and Vice President     chief financial officer of Franklin
   since 1994                      Resources, Inc.; director and
                                   executive vice president of
                                   Templeton Worldwide, Inc.;
                                   director, executive vice president
                                   and chief operating officer of
                                   Templeton Investment Counsel,
                                   Inc.; senior vice president and
                                   treasurer of Franklin Advisers, Inc.;
                                   treasurer of Franklin Advisory
                                   Services, Inc.; treasurer and chief
                                   financial officer of Franklin
                                   Investment Advisory Services, Inc.;
                                   president of Franklin Templeton
                                   Services, Inc.; senior vice president
                                   of Franklin/Templeton Investor
                                   Services, Inc.; and officer and/or
                                   director or trustee, as the case may
                                   be, of 58 of the investment
                                   companies in the Franklin
                                   Templeton Group of Funds.
                                   Age 37.

                                                                                                      Shares
                                                                                                   Beneficially
                                                                                                   Owned in the
                                                                                                     Franklin
                                                                               Shares Owned         Templeton
                                                                              Beneficially and     Group of Funds
                                           Principal Occupation                 % of Total         (including the
      Name and Offices                       During Past Five                 Outstanding on       Fund) as of
        with the Fund                          Years and Age                   May 31, 1997        April 18, 1997
--------------------------------   ----------------------------------------   ------------------   ---------------
   ANDREW H. HINES, JR.            Consultant for the Triangle                   1,000(**)              27,488
   Director since 1994             Consulting Group; executive-
                                   in-residence of Eckerd College
                                   (1991-present); formerly, chairman
                                   of the board and chief executive
                                   officer of Florida Progress
                                   Corporation (1982-1990) and
                                   director of various of its
                                   subsidiaries; and director or trustee,
                                   as the case may be, of 24 of the
                                   investment companies in the
                                   Franklin Templeton Group of
                                   Funds. Age 74.

   CHARLES B. JOHNSON*             President, chief executive officer,           1,000(**)           2,086,567
   Chairman of the Board since     and director of Franklin Resources,
   1995 and Vice President         Inc.; chairman of the board and
   since 1994                      director of Franklin Advisers, Inc.,
                                   Franklin Investment Advisory
                                   Services, Inc., Franklin Advisory
                                   Services, Inc., and Franklin
                                   Templeton Distributors, Inc.;
                                   director of Franklin/Templeton
                                   Investor Services, Inc., Franklin
                                   Templeton Services, Inc., and
                                   General Host Corporation (nursery
                                   and craft centers); and officer
                                   and/or director or trustee, as the
                                   case may be, of most of the other
                                   subsidiaries of Franklin Resources,
                                   Inc. and 54 of the investment
                                   companies in the Franklin
                                   Templeton Group of Funds. Age 64.

                                                                                            Shares
                                                                                         Beneficially
                                                                                         Owned in the
                                                                                           Franklin
                                                                     Shares Owned         Templeton
                                                                    Beneficially and     Group of Funds
                                  Principal Occupation                % of Total         (including the
  Name and Offices                  During Past Five                Outstanding on       Fund) as of
    with the Fund                     Years and Age                  May 31, 1997        April 18, 1997
------------------------   --------------------------------------   ------------------   ---------------
   EDITH E. HOLIDAY        Director (1993-present) of Amerada              0                 248
   Director since 1996     Hess Corporation and Hercules
                           Incorporated; director of Beverly
                           Enterprises, Inc. (1995-present) and
                           H.J. Heinz Company (1994-present);
                           chairman (1995-present) and trustee
                           (1993-present) of National Child
                           Research Center; formerly, assistant
                           to the President of the United
                           States and Secretary of the Cabinet
                           (1990-1993), general counsel to the
                           United States Treasury Department
                           (1989-1990), and counselor to the
                           Secretary and Assistant Secretary
                           for Public Affairs and Public
                           Liaison--United States Treasury
                           Department (1988-1989); and
                           director or trustee, as the case may
                           be, of 16 of the investment
                           companies in the Franklin
                           Templeton Group of Funds. Age 45.

                                                                                                      Shares
                                                                                                   Beneficially
                                                                                                   Owned in the
                                                                                                     Franklin
                                                                               Shares Owned         Templeton
                                                                              Beneficially and     Group of Funds
                                            Principal Occupation                % of Total         (including the
       Name and Offices                       During Past Five                Outstanding on       Fund) as of
        with the Fund                          Years and Age                   May 31, 1997        April 18, 1997
---------------------------------   ---------------------------------------   ------------------   ---------------
   Directors serving until 1999 Annual Meeting of Shareholders:

   JOHN WM. GALBRAITH               President of Galbraith Properties,                1,000(**)       2,359,596
   Director since 1995              Inc. (personal investment company);
                                    director of Gulf West Banks, Inc.
                                    (bank holding company)
                                    (1995-present); formerly, director of
                                    Mercantile Bank (1991-1995); vice
                                    chairman of Templeton, Galbraith
                                    & Hansberger Ltd. (1986-1992), and
                                    chairman of Templeton Funds
                                    Management, Inc. (1974-1991); and
                                    director or trustee, as the case may
                                    be, of 22 of the investment
                                    companies in the Franklin
                                    Templeton Group of Funds. Age 75.

   RUPERT H. JOHNSON, JR.*          Executive vice president and                          0          15,384,135
   Director since 1994 and Vice     director of Franklin Resources, Inc.
   President since 1996             and Franklin Templeton
                                    Distributors, Inc.; president and
                                    director of Franklin Advisers, Inc.;
                                    senior vice president and director of
                                    Franklin Advisory Services, Inc.;
                                    director of Franklin/Templeton
                                    Investor Services, Inc.; and officer
                                    and/or director or trustee, as the
                                    case may be, of most other
                                    subsidiaries of Franklin Resources,
                                    Inc. and 58 of the investment
                                    companies in the Franklin
                                    Templeton Group of Funds. Age 56.

                                                                                             Shares
                                                                                          Beneficially
                                                                                          Owned in the
                                                                                            Franklin
                                                                      Shares Owned         Templeton
                                                                     Beneficially and     Group of Funds
                                   Principal Occupation                % of Total         (including the
  Name and Offices                   During Past Five                Outstanding on       Fund) as of
    with the Fund                     Years and Age                   May 31, 1997        April 18, 1997
------------------------   ---------------------------------------   ------------------   ---------------
   BETTY P. KRAHMER        Director or trustee of various civic         1,000(**)              87,791
   Director since 1994     associations; formerly, economic
                           analyst, U.S. government; and
                           director or trustee of 23 of the
                           investment companies in the
                           Franklin Templeton Group of
                           Funds. Age 68.

   GORDON S. MACKLIN       Chairman of White River                      2,000(**)             165,409
   Director since 1994     Corporation (financial services);
                           director of Fund American
                           Enterprises Holdings, Inc., MCI
                           Communications Corporation, CCC
                           Information Services Group, Inc.
                           (information services), MedImmune,
                           Inc. (biotechnology), Shoppers
                           Express, Inc. (home shopping) and
                           Spacehab, Inc. (aerospace
                           technology); formerly, chairman of
                           Hambrecht and Quist Group;
                           director of H&Q Healthcare
                           Investors, and president of the
                           National Association of Securities
                           Dealers, Inc.; and director or
                           trustee, as the case may be, of 50 of
                           the investment companies in the
                           Franklin Templeton Group of
                           Funds. Age 69.

                                                                                             Shares
                                                                                          Beneficially
                                                                                          Owned in the
                                                                                            Franklin
                                                                      Shares Owned         Templeton
                                                                     Beneficially and     Group of Funds
                                   Principal Occupation                % of Total         (including the
  Name and Offices                   During Past Five                Outstanding on       Fund) as of
    with the Fund                     Years and Age                   May 31, 1997        April 18, 1997
------------------------   ---------------------------------------   ------------------   ---------------
   FRED R. MILLSAPS        Manager of personal investments                  0                495,283
   Director since 1994     (1978-present); director of various
                           business and nonprofit
                           organizations; formerly, chairman
                           and chief executive officer of
                           Landmark Banking Corporation
                           (1969-1978), financial vice president
                           of Florida Power and Light
                           (1965-1969), and vice president of
                           The Federal Reserve Bank of
                           Atlanta (1958-1965); and director or
                           trustee, as the case may be, of 24 of
                           the investment companies in the
                           Franklin Templeton Group of
                           Funds. Age 68.

   Nominee to serve until 1998 Annual Meeting of Shareholders:

   FRANK J. CROTHERS       President and chief executive officer            0                  8,700
                           of Atlanta Equipment & Power
                           Ltd.; vice chairman of Caribbean
                           Utilities Co., Ltd.; president of
                           Provo Power Corporation; director
                           of various other business and
                           non-profit organizations; and
                           director or trustee, as the case may
                           be, of 4 of the investment
                           companies in the Franklin
                           Templeton Group of Funds. Age 53.

                                                                                             Shares
                                                                                          Beneficially
                                                                                          Owned in the
                                                                                            Franklin
                                                                      Shares Owned         Templeton
                                                                     Beneficially and     Group of Funds
                                   Principal Occupation                % of Total         (including the
  Name and Offices                   During Past Five                Outstanding on       Fund) as of
    with the Fund                     Years and Age                   May 31, 1997        April 18, 1997
------------------------   ---------------------------------------   ------------------   ---------------
   Directors serving until 1998 Annual Meeting of Shareholders:

   HARRIS J. ASHTON        Chairman of the board, president                   500(**)        270,600
   Director since 1994     and chief executive officer of
                           General Host Corporation (nursery
                           and craft centers); director of RBC
                           Holdings Inc. (a bank holding
                           company) and Bar-S Foods (a meat
                           packing company); and director or
                           trustee, as the case may be, of 53 of
                           the investment companies in the
                           Franklin Templeton Group of
                           Funds. Age 65.

   NICHOLAS F. BRADY*      Chairman of Templeton Emerging                       0             17,805
   Director since 1994     Markets Investment Trust PLC;
                           chairman of Templeton Latin
                           America Investment Trust PLC;
                           chairman of Darby Overseas
                           Investments, Ltd. (an investment
                           firm) (1994-present); chairman and
                           director of Templeton Central and
                           Eastern European Investment
                           Company; director of the Amerada
                           Hess Corporation, Christiana
                           Companies, and the H.J. Heinz
                           Company; formerly, Secretary of the
                           United States Department of the
                           Treasury (1988-1993) and chairman
                           of the board of Dillon, Read & Co.
                           Inc. (investment banking) prior to
                           1988; and director or trustee, as the
                           case may be, of 23 of the
                           investment companies in the
                           Franklin Templeton Group of
                           Funds. Age 67.

                                                                                             Shares
                                                                                          Beneficially
                                                                                          Owned in the
                                                                                            Franklin
                                                                      Shares Owned         Templeton
                                                                     Beneficially and     Group of Funds
                                   Principal Occupation                % of Total         (including the
  Name and Offices                   During Past Five                Outstanding on       Fund) as of
    with the Fund                     Years and Age                   May 31, 1997        April 18, 1997
------------------------   ---------------------------------------   ------------------   ---------------
   S. JOSEPH FORTUNATO     Member of the law firm of Pitney,             100(**)            372,998
   Director since 1994     Hardin, Kipp & Szuch; director of
                           General Host Corporation (nursery
                           and craft centers); and director or
                           trustee, as the case may be, of 55 of
                           the investment companies in the
                           Franklin Templeton Group of
                           Funds. Age 65.

--------------------

* Nicholas F. Brady, Martin L. Flanagan, Charles B. Johnson, and Rupert H. Johnson, Jr. are "interested persons" as defined by the Investment Company Act of 1940 (the "1940 Act"). The 1940 Act limits the percentage of interested persons that can comprise a fund's board of directors. Charles B. Johnson and Rupert H. Johnson, Jr. are interested persons due to their ownership interest in Resources. Mr. Flanagan is an interested person due to his employment affiliation with Resources. Mr. Brady's status as an interested person results from his business affiliations with Resources and Templeton Global Advisors Limited. Mr. Brady and Resources are both limited partners of Darby Overseas Partners, L.P. ("Darby Overseas"). Mr. Brady established Darby Overseas in February 1994, and is Chairman and shareholder of the corporate general partner of Darby Overseas. In addition, Darby Overseas and Templeton Global Advisors Limited are limited partners of Darby Emerging Markets Fund, L.P. The remaining nominees and Directors of the Fund are not interested persons (the "Independent Directors").

** Less than 1%.

   How often do the Directors meet and what are they paid?


   The Directors generally meet quarterly to review the operations of the Fund and other funds within the Franklin Templeton Group of Funds. Each fund pays its independent directors/trustees and Mr. Brady an annual retainer and/or fees for attendance at board and committee meetings. This compensation is based on the total net assets in each fund. Accordingly, the Fund pays the Independent Directors and Mr. Brady an annual retainer of $1,000 and a fee of $100 per meeting of the Board and its portion of a flat fee of $2,000 for each Audit Committee meeting and/or Nominating and Compensation Committee meeting attended. Independent Directors and Mr. Brady are reimbursed by the Fund for any expenses incurred in attending Board and Committee meetings.


   During the fiscal year ended March 31, 1997, there were five meetings of the Board, two meetings of the Nominating and Compensation Committee, and one meeting of the Audit Committee. Each of the Directors then in office attended at least 75% of the total number of meetings of the Board and the Audit Committee throughout the year. There was 100% attendance at the meetings of the Nominating and Compensation Committee.


   Certain Directors and Officers of the Fund are shareholders of Resources and may receive indirect remuneration due to their participation in management fees and other fees received from the Franklin Templeton Group of Funds by Templeton Asset Management Ltd.--Hong Kong Branch, Templeton Investment Counsel, Inc. and their affiliates. Templeton Asset Management Ltd.--Hong Kong Branch or Templeton Investment Counsel, Inc. or its affiliates pay the salaries and expenses of the Officers. No pension or retirement benefits are accrued as part of Fund expenses.


   The following table shows the compensation paid to Independent Directors and Mr. Brady by the Fund and by the Franklin Templeton Group of Funds:




                                Aggregate             Number of Boards within the       Total Compensation from
                           Compensation from the      Franklin Templeton Group of       the Franklin Templeton
    Name of Director              Fund*              Funds on which Director Serves       Group of Funds**
-------------------------- -----------------------   --------------------------------   ------------------------
   Harris J. Ashton                $1,500                           53                          $343,592
   Andrew H. Hines, Jr.             1,602                           24                           130,525
   F. Bruce Clarke***                 902                            0                            69,500
   Hasso-G von
    Diergardt-Naglo****             1,150                            0                            66,375
   Edith E. Holiday*****              700                           16                            15,450
   Betty P. Krahmer                 1,500                           23                           119,275
   Fred R. Millsaps                 1,602                           24                           130,525
   S. Joseph Fortunato              1,500                           55                           360,412
   Gordon S. Macklin                1,500                           50                           335,542
   John Wm. Galbraith               1,502                           22                           102,475
   Nicholas F. Brady                1,500                           23                           119,275
   Frank J. Crothers                    0                            4                            29,550

     --------------------
     * For the fiscal year ended March 31, 1997.

    ** For the calendar year ended December 31, 1996.

   *** Mr. Clarke resigned as a Director on October 20, 1996

  **** Mr. von Diergardt resigned as a Director on December 31, 1996.

 ***** Ms. Holiday was appointed to the Board on December 3, 1996.


   Who are the Executive Officers of the Fund?


   Officers of the Fund are appointed by the Directors and serve at the pleasure of the Board. Listed below, for each Executive Officer, is a brief description of recent professional experience:





       Name and Offices                                Principal Occupation
           with Fund                              During Past Five Years and Age
----------------------------------   ------------------------------------------------------------
   CHARLES B. JOHNSON                See Proposal 1, "Election of Directors".
   Chairman of the Board since
   1995 and Vice President
   since 1994

   J. MARK MOBIUS                    Portfolio manager of various Templeton advisory affiliates;
   President since 1994              managing director of Templeton Asset Management Ltd.;
                                     formerly, president of International Investment Trust
                                     Company Limited (investment manager of Taiwan R.O.C.
                                     Fund) (1986-1987) and director of Vickers da Costa, Hong
                                     Kong (1983-1986); and officer of 8 of the investment
                                     companies in the Franklin Templeton Group of Funds. Age
                                     60.

   RUPERT H. JOHNSON, JR.            See Proposal 1, "Election of Directors".
   Vice President since 1996 and
   Director since 1994

      Name and Offices                                  Principal Occupation
          with Fund                                During Past Five Years and Age
--------------------------------   ------------------------------------------------------------------
   HARMON E. BURNS                 Executive vice president, secretary and director of Franklin
   Vice President since 1996       Resources, Inc.; executive vice president and director of
                                   Franklin Templeton Distributors, Inc. and Franklin
                                   Templeton Services, Inc.; executive vice president of Franklin
                                   Advisers, Inc.; director of Franklin/Templeton Investor
                                   Services, Inc.; and officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin
                                   Resources, Inc. and 58 of the investment companies in the
                                   Franklin Templeton Group of Funds. Age 52.

   CHARLES E. JOHNSON              Senior vice president and director of Franklin Resources, Inc.;
   Vice President since 1996       senior vice president of Franklin Templeton Distributors, Inc.;
                                   president and director of Templeton Worldwide, Inc.;
                                   president, chief executive officer, chief investment officer and director of Franklin Institutional Services Corporation;
                                   chairman and director of Templeton Investment Counsel,
                                   Inc.; vice president of Franklin Advisers, Inc.; officer and/or director, of some of the other subsidiaries of Franklin
                                   Resources, Inc.; and officer and/or director or trustee, as the case may be, of 37 of the investment companies in the
                                   Franklin Templeton Group of Funds. Age 41.

   DEBORAH R. GATZEK               Senior vice president and general counsel of Franklin
   Vice President since 1996       Resources, Inc.; senior vice president of Franklin Templeton
                                   Services, Inc. and Franklin Templeton Distributors, Inc.; vice president of Franklin Advisers, Inc. and Franklin Advisory
                                   Services, Inc.; vice president, chief legal officer and chief operating officer of Franklin Investment Advisory Services,
                                   Inc.; and officer of 58 of the investment companies in the
                                   Franklin Templeton Group of Funds. Age 48.

   MARK G. HOLOWESKO               President and director of Templeton Global Advisors
   Vice President since 1994       Limited; chief investment officer of global equity research for
                                   Templeton Worldwide, Inc.; president or vice president, as the case may be, of the Templeton Funds; formerly, investment
                                   administrator with Roy West Trust Corporation (Bahamas)
                                   Limited (1984-1985); and officer of 23 of the investment
                                   companies in the Franklin Templeton Group of Funds. Age
                                   37.

   MARTIN L. FLANAGAN              See Proposal 1, "Election of Directors".
   Vice President and Director
   since 1994

         Name and Offices                                   Principal Occupation
            with Fund                                  During Past Five Years and Age
-------------------------------------   ----------------------------------------------------------------
   SAMUEL J. FORESTER, JR.              Vice President of 10 of the investment companies in the
   Vice President since 1994            Franklin Templeton Group of Funds; formerly, president of
                                        the Templeton Global Bond Managers Division of Templeton
                                        Investment Counsel, Inc.; founder and partner of Forester,
                                        Hairston Investment Management (1989-1990), managing
                                        director (Mid-East Region) of Merrill Lynch, Pierce, Fenner
                                        & Smith Inc. (1987-1988) and advisor for Saudi Arabian
                                        Monetary Agency (1982-1987). Age 49.

   DOUGLAS LEMPEREUR                    Senior vice president of the Templeton Global Bond
   Vice President since 1994            Managers Division of Templeton Investment Counsel, Inc.;
                                        formerly, securities analyst for Colonial Management
                                        Associates (1985-1988), Standish, Ayer & Wood (1977-1985),
                                        and The First National Bank of Chicago (1974-1977); and
                                        officer of 3 of the investment companies in the Franklin
                                        Templeton Group of Funds. Age 48.

   JOHN R. KAY                          Vice president and treasurer of Templeton Worldwide, Inc.;
   Vice President since 1994            assistant vice president of Franklin Templeton Distributors,
                                        Inc.; formerly, vice president and controller of the Keystone
                                        Group, Inc.; and officer of 27 of the investment companies in the Franklin Templeton Group of Funds. Age 57.

   ELIZABETH M. KNOBLOCK                General counsel, secretary and a senior vice president of
   Vice President--Compliance since     Templeton Investment Counsel, Inc.; senior vice president of
   1996                                 Templeton Global Investors, Inc.; formerly, vice president and associate general counsel of Kidder Peabody & Co. Inc.
                                        (1989-1990), assistant general counsel of Gruntal & Co., Inc.
                                        (1988), vice president and associate general counsel of
                                        Shearson Lehman Hutton Inc. (1988), vice president and
                                        assistant general counsel of E.F. Hutton & Co. Inc.
                                        (1986-1988), and special counsel of the Division of Investment
                                        Management of the U.S. Securities and Exchange
                                        Commission (1984-1986); and officer of 23 of the investment companies in the Franklin Templeton Group of Funds.
                                        Age 42.

   Name and Offices                              Principal Occupation
      with Fund                             During Past Five Years and Age
-------------------------   -----------------------------------------------------------------
   BARBARA J. GREEN         Senior vice president of Templeton Worldwide, Inc.; senior
   Secretary since 1996     vice president of Templeton Global Investors, Inc., and an officer of other subsidiaries of Templeton Worldwide, Inc.;
                            formerly, deputy director of the Division of Investment
                            Management, executive assistant and senior advisor to the
                            chairman, counsellor to the chairman, special counsel and
                            attorney fellow, U.S. Securities and Exchange Commission
                            (1986-1995), attorney, Rogers & Wells, and judicial clerk, U.S.
                            District Court (District of Massachusetts); and secretary of 23 of the investment companies in the Franklin Templeton
                            Group of Funds. Age 49.

   JAMES R. BAIO            Certified public accountant; treasurer of Franklin Mutual
   Treasurer since 1994     Advisers, Inc.; senior vice president of Templeton Worldwide,
                            Inc., Templeton Global Investors, Inc. and Templeton Funds
                            Trust Company; formerly, senior tax manager with Ernst &
                            Young (certified public accountants) (1977-1989); and
                            treasurer of 24 of the investment companies in the Franklin
                            Templeton Group of Funds. Age 43.





   2. RATIFICATION OR REJECTION OF INDEPENDENT AUDITORS:

   How is an independent auditor selected?


   The Board has a standing Audit Committee consisting of Messrs. Galbraith, Hines and Millsaps, all of whom are Independent Directors. The Audit Committee reviews generally the maintenance of the Fund's records and the safekeeping arrangements of the Fund's custodian, reviews both the audit and non-audit work of the Fund's independent auditor, and submits a recommendation to the Board as to the selection of an independent auditor.

   Which independent auditor did the Board of Directors select?


   For the current fiscal year, the Board selected as auditors the firm of McGladrey & Pullen, LLP, 555 Fifth Avenue, New York, New York 10017.
   McGladrey & Pullen, LLP has been the auditor of the Fund since its inception in 1994, and has examined and reported on the fiscal year-end financial statements, dated March 31, 1997, and certain related Securities and Exchange Commission filings. Neither the firm of McGladrey & Pullen,
   LLP nor any of its members have any material direct or indirect financial interest in the Fund.

   Representatives of McGladrey & Pullen, LLP are not expected to be present at the Meeting, but have been given the opportunity to make a statement if they wish, and will be available should any matter arise requiring their presence.



   3. OTHER BUSINESS:


   The Directors know of no other business to be presented at the Meeting. However, if any additional matters should be properly presented, proxies will be voted as specified. Proxies reflecting no specification will be voted in accordance with the judgment of the persons named in the proxy.


 - INFORMATION ABOUT THE FUND:


   The Fund's last audited financial statements and annual report, dated March 31, 1997, are available free of charge. To obtain a copy, please call
   1-800/DIAL BEN or forward a written request to Franklin Templeton Investor Services, Inc., P.O. Box 33030, St. Petersburg, Florida 33733-8030.


   As of May 31, 1997, the Fund had 4,288,756 shares outstanding and assets of $71,339,840. The Fund's shares are listed on the NYSE (symbol: TEA). From time to time, the number of shares held in "street name" accounts of various securities dealers for the benefit of their clients may exceed 5% of the total shares outstanding. To the knowledge of the Fund's management, as of May 31, 1997, there are no other entities holding beneficially or of record more than 5% of the Fund's outstanding shares.


   In addition, to the knowledge of the Fund's management, as of May 31, 1997, no nominee or Director of the Fund owned 1% or more of the outstanding shares of the Fund, and the Officers and Directors of the Fund owned, as a group, less than 1% of the outstanding shares of the Fund.


   Section  16(a)  Beneficial  Ownership  Reporting  Compliance. U.S. securities laws require that the Fund's shareholders owning more than 10% of outstanding shares, Directors and Officers, as well as affiliated persons of its investment manager, report their ownership of the Fund's shares and any changes in that ownership. During the fiscal year ended March 31, 1997, the filing requirements for these reports were met. In making this disclosure, the Fund relied upon the written representations of the persons affected
   and   copies   of   their   relevant  filings.

   The Investment Manager. The investment manager of the Fund is Templeton Asset Management Ltd.--Hong Kong Branch ("Templeton (Hong Kong)"), a Singapore company with a branch office at Two Exchange Square, Hong Kong. Pursuant to an investment management agreement amended and restated as of November 23, 1995, Templeton (Hong Kong) manages the investment and reinvestment of Fund assets. Templeton (Hong Kong) entered into a sub-advisory agreement, amended and restated as of November 23, 1995, with Templeton Investment Counsel, Inc. ("TICI"), Broward Financial Center, Suite 2100, Ft. Lauderdale, Florida 33394-3091. TICI, acting through its Templeton Global Bond Managers division, is responsible for managing the debt component of the Fund's portfolio. Templeton (Hong Kong) and TICI are indirect, wholly-owned subsidiaries of Resources.


   The Fund Administrator. The administrator of the Fund is Franklin Templeton Services, Inc. ("FT Services"), Broward Financial Center, 500 East Broward Boulevard, Suite 2100, Ft. Lauderdale, Florida 33394-3091, an indirect, wholly-owned subsidiary of Resources. Pursuant to an administration agreement, FT Services performs certain administrative functions for the Fund. Prior to October 1, 1996, the Fund's administrator was Templeton Global Investors, Inc. In addition, FT Services and the Fund have entered into a sub-administration agreement with Princeton Administrators, L.P. ("Princeton"), pursuant to which Princeton performs, subject to FT
   Services' supervision, various administrative functions for the Fund. Princeton is an affiliate of Merrill Lynch, Pierce, Fenner & Smith Inc., an initial underwriter of the Fund's shares, and its address is P.O. Box 9011, Princeton, New Jersey 08543.


   The Transfer Agent. The transfer agent, registrar and dividend disbursement agent for the Fund is ChaseMellon Shareholder Services, L.L.C., 120 Broadway, New York, New York 10271, pursuant to a service agreement dated April 22, 1994.


   The Custodian. The custodian for the Fund is The Chase Manhattan Bank, 1 Chase Manhattan Plaza, New York, New York 10081, pursuant to a custody agreement dated April 22, 1994 and amended May 10, 1996.

 - FURTHER INFORMATION ABOUT VOTING AND THE SHAREHOLDERS MEETING:


   Solicitation of Proxies. The cost of soliciting proxies, including the fees of a proxy soliciting agent, are borne by the Fund. The Fund reimburses brokerage firms and others for their expenses in forwarding proxy material to the beneficial owners and soliciting them to execute proxies. The Fund does not reimburse Directors and Officers of the Fund and regular employees of the Investment Manager involved in the solicitation of proxies.


   Voting by Broker-Dealers. The Fund expects that, before the Meeting, broker-dealer firms holding shares of the Fund in "street name" for their customers and clients will request voting instructions from their customers and clients. If these instructions are not received by the date specified in the broker-dealer firms' proxy solicitation materials, the Fund understands that the NYSE permits the broker-dealers to vote on behalf of their customers and clients.


   Quorum. A majority of the shares entitled to vote--present in person or represented by proxy--constitutes a quorum at the Meeting. The shares over which broker-dealers have discretionary voting power, the shares that represent "broker non-votes" (i.e. shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) and the shares whose proxies reflect an abstention on any item are all counted as shares present and entitled to vote for purposes of determining whether the required quorum of shares exists.


   Methods of Tabulation. Proposal 1, the election of Directors, requires the affirmative vote of the holders of a plurality of the Fund's shares present and voting at the Meeting. Proposal 2, ratification of the selection of the independent auditors, requires the affirmative vote of a majority of the Fund's shares present and voting at the Meeting. Proposal 3, the transaction of any other business, is expected to require the affirmative vote of a majority of the Fund's shares present and voting at the Meeting. Abstentions and broker "non-votes" will be treated as votes not cast and, therefore, will not be counted for purposes of obtaining approval of Proposals 1, 2 and 3.


   Simultaneous Meetings. The Meeting is to be held at the same time as the meeting of Templeton Russia Fund, Inc. It is anticipated that both meetings will be held simultaneously. If any shareholder at the Meeting objects to the holding of a simultaneous meeting and moves for an adjournment of the Meeting to a time promptly after the simultaneous meeting, the persons named as proxies will vote in favor of such adjournment.


   Adjournment. If a sufficient number of votes in favor of the proposals contained in the Notice of Annual Meeting and Proxy Statement is not received by the time scheduled for the Meeting, the persons named in the proxy may propose one or more adjournments of the Meeting to a date not more than 120 days after the original record date to permit further solicitation of proxies with respect to any such proposals and voting. Any proposed adjournment requires the affirmative vote of a majority of shares present at the Meeting. Abstentions and broker non-votes will not be voted for or against any adjournment to permit further solicitation of proxies. Proxies will be voted as specified. Those proxies reflecting no specification will be voted in accordance with the judgment of the persons named in the proxy.


   Shareholder Proposals. The Fund anticipates that its next annual meeting will be held in July, 1998. Shareholder proposals to be presented at the next annual meeting must be received at the Fund's offices, 500 E. Broward Blvd., Ft. Lauderdale, Florida 33394-3091, no later than April 6, 1998.


                                      By order of the Board of Directors,




                                      Barbara J. Green,
                                      Secretary


     August 4, 1997

               TEMPLETON EMERGING MARKETS APPRECIATION FUND, INC.
               ANNUAL MEETING OF SHAREHOLDERS--SEPTEMBER 23, 1997


P
R
O
X
Y

The undersigned hereby revokes all previous proxies for his shares and appoints BARBARA J. GREEN, JAMES R. BAIO and JOHN R. KAY, and each of them, proxies of the undersigned with full power of substitution to vote all shares of Templeton Emerging markets Appreciation Fund, Inc. (the "Fund") which the undersigned is entitled to vote at the Fund's Annual Meeting to be held at 500 East Broward Blvd., 12th Floor, Ft. Lauderdale, Florida at 10:00 a.m., EDT, on the 23rd day of September 1997, including any adjournment thereof, upon the matters set forth below.

This Proxy is solicited on behalf of the Board of Directors. It will be voted as specified. If no specification is made, this proxy shall be voted FOR Proposals 1 (including all nominees for directors) and 2, and within the discretion of the proxyholders as to any other matter pursuant to Proposal 3.


                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE


                                                                 SEE REVERSE
                                                                    SIDE

                                                            Please mark
                                                            your votes as    [X]
                                                            indicated in
                                                            this example


The Board of Directors Recommends a vote FOR Proposals 1 through 3.

1. Election of Directors
   Nominees: Martin L. Flanagan, Andrew H. Hines, Jr.,
   Charles B. Johnson, Edith E. Holiday and Frank J. Crothers.


               FOR all nominees         WITHHOLD
                 listed above           AUTHORITY
                                      to vote for all
                                   nominees listed above
                    [  ]                   [  ]


[  ]     _______________________________________________________________________
          For all nominees except as noted above

                                                                                               FOR       AGAINST        ABSTAIN
2. Ratification of the selection of McGladrey & Pullen, LLP, Certified Public
   Accountants, as the independent auditors for the Fund for the fiscal year ending            [  ]        [  ]           [  ]
   March 31, 1998.

                                                                                               FOR       AGAINST        ABSTAIN

3.  To vote upon any other business which may legally come before the Meeting.                 [  ]        [  ]           [  ]


               I PLAN TO                          YES       NO
              ATTEND THE
               MEETING                            [  ]      [  ]


PLEASE SIGN AND PROMPTLY RETURN IN THE ACCOMPANYING ENVELOPE, NO POSTAGE REQUIRED IF MAILED IN THE U.S.

Note: Please sign exactly as your name appears on the proxy. If signing for estates, trusts or corporations, title or capacity should be stated. If shares are held jointly, each holder must sign.



Signature:_____________________________  Date: __________________  Signature:_____________________________  Date: __________________